EXHIBIT 10.1

AMENDMENT

TO

2003 INCENTIVE COMPENSATION PLAN

This Amendment (the "Amendment") to the 2003 Incentive Compensation Plan (the "Plan") of O.I. Corporation (the "Corporation") is effective as of May 19, 2008.

WHEREAS, the Corporation adopted the Plan on February 25, 2002;

WHEREAS, Section 15 of the Plan provides that the Corporation's Board of Directors may alter, amend, suspend, discontinue, or terminate the Plan at any time (subject to certain restrictions not applicable at this time); and

WHEREAS, the Corporation desires to amend the Plan as set forth herein.

NOW, THEREFORE, the Plan is hereby amended as follows:

  Amendment to Section 6b. Section 6b of the Plan is hereby deleted in its entirety.
  Amendment to Section 6c. Section 6c is hereby renumbered as Section 6b.

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board of Directors of the Corporation.

Dated: May 19, 2008

By: /s/ J. Bruce Lancaster

Name: J. Bruce Lancaster

Title: Chief Executive Officer and Chief Financial Officer